Exhibit 99.2

Supplementary tables of quarterly business segment data

The following tables represent revenues, expenses and depreciation and amortization for the quarterly business segment data for fiscal years 2005 and 2004.

	Three Months Ended March 31, 2005
	(unaudited)
	Printed Products Group	Lottery Systems Group	Diversified Gaming Group	Totals
Service revenues	$83,517	39,874	32,363	155,754
Sales revenues	18,629	9,816	357	28,802
Total revenues	102,146	49,690	32,720	184,556

Cost of services (exclusive of depreciation and amortization)	43,159	20,730	21,360	85,249
Cost of sales (exclusive of depreciation and amortization)	13,508	6,351	415	20,274
Amortization of service contract software	—	973	650	1,623
Selling, general and administrative expenses	10,405	6,713	3,915	21,033
Depreciation and amortization	4,349	5,540	2,688	12,577
Segment operating income	$30,725	9,383	3,692	43,800
Unallocated corporate selling, general and administrative costs and depreciation and amortization expense				6,970
Consolidated operating income				$36,830

	Three Months Ended June 30, 2005
	(unaudited)
	Printed Products Group	Lottery Systems Group	Diversified Gaming Group	Totals
Service revenues	$83,426	42,904	34,537	160,867
Sales revenues	18,035	15,003	3,519	36,557
Total revenues	101,461	57,907	38,056	197,424

Cost of services (exclusive of depreciation and amortization)	42,472	20,709	24,251	87,432
Cost of sales (exclusive of depreciation and amortization)	13,380	9,835	2,288	25,503
Amortization of service contract software	—	1,285	613	1,898
Selling, general and administrative expenses	9,103	6,165	3,118	18,386
Depreciation and amortization	4,469	7,137	3,325	14,931
Segment operating income	$32,037	12,776	4,461	49,274
Unallocated corporate selling, general and administrative costs and depreciation and amortization expense				7,629
Consolidated operating income				$41,645

	Three Months Ended September 30, 2005
	(unaudited)
	Printed Products Group	Lottery Systems Group	Diversified Gaming Group	Totals
Service revenues	$79,107	42,318	34,500	155,925
Sales revenues	16,854	21,760	2,285	40,899
Total revenues	95,961	64,078	36,785	196,824

Cost of services (exclusive of depreciation and amortization)	40,669	21,700	24,587	86,956
Cost of sales (exclusive of depreciation and amortization)	12,185	15,742	2,137	30,064
Amortization of service contract software	—	1,169	527	1,696
Selling, general and administrative expenses	10,698	7,159	6,472	24,329
Depreciation and amortization	4,547	7,660	2,933	15,140
Segment operating income	$27,862	10,648	129	38,639
Unallocated corporate selling, general and administrative costs and depreciation and amortization expense				7,454
Consolidated operating income				$31,185

	Three Months Ended December 31, 2005
	(unaudited)
	Printed Products Group	Lottery Systems Group	Diversified Gaming Group	Totals
Service revenues	$85,037	50,747	30,997	166,781
Sales revenues	18,696	13,250	4,152	36,098
Total revenues	103,733	63,997	35,149	202,879

Cost of services (exclusive of depreciation and amortization)	43,797	24,151	23,845	91,793
Cost of sales (exclusive of depreciation and amortization)	13,120	9,459	2,201	24,780
Amortization of service contract software	—	1,351	439	1,790
Selling, general and administrative expenses	13,763	9,647	2,023	25,433
Depreciation and amortization	4,885	8,407	2,668	15,960
Segment operating income	$28,168	10,982	3,973	43,123
Unallocated corporate selling, general and administrative costs and depreciation and amortization expense				21,789
Consolidated operating income				$21,334

	Three Months Ended March 31, 2004
	(unaudited)
	Printed Products Group	Lottery Systems Group	Diversified Gaming Group	Totals
Service revenues	$59,939	47,355	34,339	141,633
Sales revenues	13,578	29,565	689	43,832
Total revenues	73,517	76,920	35,028	185,465

Cost of services (exclusive of depreciation and amortization)	32,044	22,966	20,875	75,885
Cost of sales (exclusive of depreciation and amortization)	10,000	20,247	409	30,656
Amortization of service contract software	—	793	641	1,434
Selling, general and administrative expenses	8,004	10,040	2,843	20,887
Depreciation and amortization	3,312	6,928	3,310	13,550
Segment operating income	$20,157	15,946	6,950	43,053
Unallocated corporate selling, general and administrative costs and depreciation and amortization expense				5,243
Consolidated operating income				$37,810

	Three Months Ended June 30, 2004
	(unaudited)
	Printed Products Group	Lottery Systems Group	Diversified | Gaming Group	Totals
Service revenues	$60,754	48,986	37,830	147,570
Sales revenues	12,967	15,797	1,778	30,542
Total revenues	73,721	64,783	39,608	178,112

Cost of services (exclusive of depreciation and amortization)	32,302	22,443	22,899	77,644
Cost of sales (exclusive of depreciation and amortization)	9,933	9,798	1,024	20,755
Amortization of service contract software	—	853	744	1,597
Selling, general and administrative expenses	8,540	9,060	3,163	20,763
Depreciation and amortization	3,439	7,159	2,996	13,594
Segment operating income	$19,507	15,470	8,782	43,759
Unallocated corporate selling, general and administrative costs and depreciation and amortization expense				7,876
Consolidated operating income				$35,883

	Three Months Ended September 30, 2004
	(unaudited)
	Printed Products Group	Lottery Systems Group	Diversified Gaming Group	Totals
Service revenues	$72,502	43,975	36,159	152,636
Sales revenues	17,250	9,042	381	26,673
Total revenues	89,752	53,017	36,540	179,309

Cost of services (exclusive of depreciation and amortization)	37,730	23,555	22,754	84,039
Cost of sales (exclusive of depreciation and amortization)	12,933	5,264	253	18,450
Amortization of service contract software	—	866	(313)	553
Selling, general and administrative expenses	8,483	5,722	2,767	16,972
Depreciation and amortization	3,723	6,784	3,808	14,315
Segment operating income	$26,883	10,826	7,271	44,980
Unallocated corporate selling, general and administrative costs and depreciation and amortization expense				6,514
Consolidated operating income				$38,466

	Three Months Ended December 31, 2004
	(unaudited)
	Printed Products Group	Lottery Systems Group	Diversified Gaming Group	Totals
Service revenues	$68,542	49,003	31,600	149,145
Sales revenues	24,070	8,102	1,292	33,464
Total revenues	92,612	57,105	32,892	182,609

Cost of services (exclusive of depreciation and amortization)	34,743	23,719	22,959	81,421
Cost of sales (exclusive of depreciation and amortization)	16,943	4,732	695	22,370
Amortization of service contract software	—	826	1,389	2,215
Selling, general and administrative expenses	9,747	5,347	4,806	19,900
Depreciation and amortization	3,722	6,708	2,645	13,075
Segment operating income	$27,457	15,773	398	43,628
Unallocated corporate selling, general and administrative costs and depreciation and amortization expense				8,063
Consolidated operating income				$35,565